Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 25—Subsequent Events

On February 22, 2019, our shareholders approved a share repurchase program for a total expenditure of up to $15.0 million for a two-year period.  We may purchase shares in one or several transactions on the open market or otherwise; however, we are not obligated to repurchase any dollar amount or specific number of common shares under the program.  We anticipate that repurchases will be funded with cash on hand.  As of March 1, 2019, we had not repurchased any common shares under this program.

On February 25, 2019, the board of directors approved the issuance of an aggregate 1,232,379 RSUs.